Exhibit 10.1

Case Number: A - 20 - 825322 - B Electronically Filed 12/31/2020 8:18 AM Steven D. Grierson CLERK OF THE COURT

1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 CERTIFICATE OF SERVICE ( 2.l9t - l hereby certify that on th "'aay of December, 2020, I served a true and complete copy o the foregoing NOTICE OF ENTRY OF ORDER by placing a copy of the same in the United States Mail postage fully prepaid addressed to the following: Nhale Inc. c/o Business Filings Incorporated 701 S. Carson Street, Suite 200 Carson City, NV 89701 Securities Transfer Corporation 2901 Dallas Parkway, Suite 380 Plano, TX 75093 Lance Williams Nhale Inc. 422 E. Vermijo Avenue, Suite 19 Colorado Springs, CO 80903 - 2 -

ELECTRONICALLY SERVED 12/30/2020 12:08 PM Electronically Filed Ol2:08PJv,! CLERK OF THE COURT 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 18 19 20 21 22 23 24 25 26 27 ORDR PETER L. CHASEY, ESQ. Nevada Bar No. 007650 CHASEY LAW OFFICES 3295 N. Fort Apache Road, Suite 110 Las Vegas, Nevada 89129 Tel: {702) 233 - 0393 Fax: (702) 233 - 2107 email: peter@chaseylaw.com Attorney for Petitioner SMALL CAP COMPLIANCE, LLC EIGHTH JUDICIAL DISTRICT COURT CLARK COUNTY, NEVADA In the Matter of CASE NO.: DEPT NO.: A - 20 - 825322 - B XXVII NHALE INC., a Nevada Corporation [Nevada Entity No. E0136712012 - 6], (Petition of SMALL CAP COMPLIANCE, LLC), ORDER APPOINTING CUSTODIAN [NRS 78.347(1)(8)] THE COURT, having considered Petitioner, SMALL CAP COMPLIANCE, LLC's Motion for 17 Appointment of Custodian for NHALE INC., a Nevada Corporation [Nevada Entity No. E0136712012 - 6], proper notice having been given to the officers and directors of NHALE INC. pursuant to NRS 78.750{2), no opposition having been received, and good cause appearing, IT IS ORDERED, ADJUDGED AND DECREED that: 1. 2. Petitioner SMALL CAP COMPLIANCE, LLC is appointed custodian of NHALE INC. SMALL CAP COMPLIANCE, LLC shall revive and/or reinstate NHALE INC. with the Nevada Secretary of State. 3. SMALL CAP COMPLIANCE, LLC shall appoint officers and directors to serve during the Custodianship of NHALE INC. 28 Ill - 1 - Case Number: A - 20 - 825322 - B

1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 4. SMALL CAP COMPLIANCE, LLC is authorized to take reasonable and prudent action on behalf of NHALE, INC., including negotiating and compromising debt, executing contracts and other agreements, filing Amendments to Articles of Incorporation to change the corporation's name, authorize additional shares, authorize additional classes of shares, remove classes of preferred shares, convert and compromise existing preferred shares; initiating litigation in NHALE, INC's name, and other reasonable and prudent acts in connection with or related to the performance of the Custodian's duties. 5. SMALL CAP COMPLIANCE, LLC shall provide reasonable notice to all shareholders of record of a shareholders meeting to be held after this Order is entered, and the shareholders who attend such meeting, whether in person or by proxy, shall constitute a quorum sufficient for all purposes of the meeting. 6. The record transfer agent for NHALE INC. is hereby authorized and directed to cooperate with SMALL CAP COMPLIANCE, LLC concerning delivery of the shareholder list for NHALE INC. 7. SMALL CAP COMPLIANCE, LLC shall file a Custodian Amendment to the Articles of 1 7 Incorporation for NHALE INC. with the Nevada Secretary of State containing the following disclosures and 18 statements: 19 20 21 22 23 24 25 26 27 28 ( a ) Disclosures of any previous criminal, administrative, civil or National Association of Securities Dealers, Inc . , or Securities and Exchange Commission investigations, violations, or convictions concerning SMALL CAP COMPLIANCE, LLC, or its affiliates or subsidiaries . ( b ) A statement that reasonable, but ultimately unsuccessful, attempts were made to contact the officers or directors of the corporation to request that NHALE INC . comply with Chapter 78 of the Nevada Revised Statutes . (c) ( d ) A statement that as Custodian, SMALL CAP COMPLIANCE, LLC, is authorized to continue the business of NHALE INC . for the benefit of the corporation and its shareholders . A statement that SMALL CAP COMPLIANCE, LLC will reinstate NHALE INC's charter to do business in the State of Nevada . - 2 -

1 2 3 4 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 ( e ) Any other information as may be required by regulations promulgated by the Nevada Secretary of State. 8. SMALL CAP COMPLIANCE, LLC, as custodian of NHALE INC., shall submit a report to this Court of the actions taken by the Custodian every 3 months from the date of Notice of Entry of this Order 5 while the custodianship remains active. 6 IT IS SO ORDERED. Dated this 30th day of December, 2020 lit E08 MD 24EF 5C20 Nancy Allf District Court Judge Respectfully Submitted by: CHASEY LAW OFFICES /s/ PeA - e¥ - PETER L. CHASEY, ESQ. Nevada Bar No. 007650 3295 N. Fort Apache Rd., Ste. 110 Las Vegas, NV 89129 Tel: (702) 233 - 0393 Fax: (702) 233 - 2107 Attorney for Petitioner SMALL CAP COMPLIANCE, LLC - 3 -

1 2 3 4 5 6 7 9 10 11 CSERV DISTRICT COURT CLARK COUNTY, NEVADA Small Cap Compliance, LLC, Plaintiff(s) CASE NO: A - 20 - 825322 - B DEPT. NO. Department 27 vs. 8 Nhale Inc., Defendant(s) AUTOM A TED CERTIFICATE OF SERVICE 12 This automated certificate of service was generated by the Eighth Judicial District Court. The foregoing Order was served via the corui' s electronic eFile system to all 13 recipients registered for e - Service on the above entitled case as listed below: Service Date: 12/30/2020 Peter Chasey 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 peter@chaseylaw.com

- 1 - 1 2 3 4 5 6 8 9 10 11 12 13 14 15 16 17 18 20 21 23 24 25 26 27 28 ORDR PETER L. CHASEY, ESQ. Nevada Bar No. 007650 CHASEY LAW OFFICES 3295 N. Fort Apache Road, Suite 110 Las Vegas, Nevada 89129 Tel: (702) 233 - 0393 Fax: (702) 233 - 2107 email : peter@chaseylaw.com Attorney for Custodian 7 SMALL CAP COMPLIANCE, LLC EIGHTH JUDICIAL DISTRICT COURT CLARK COUNTY, NEVADA In the Matter of NHALE INC., a Nevada Corporation [Nevada Entity No. E0136712012 - 6], (Petition of Small Cap Compliance, LLC) ) ) ) ) ) ) ) CASE NO.: A - 20 - 825322 - B DEPT NO.: XXVII ORDER TERMINATING CUSTODIANSHIP Custodian SMALL CAP COMPLIANCE, LLC’s Motion to Terminate Custodianship came on for hearing before the above Court and, having considered the motion, and good cause appearing, this 19 Court orders and decrees as follows: IT IS HEREBY ORDERED that the actions taken by Custodian SMALL CAP COMPLIANCE, LLC on behalf of NHALE INC. are hereby approved, 22 IT IS FURTHER ORDERED that the SMALL CAP COMPLIANCE, LLC’s Custodianship of the Nevada Corporation known as NHALE INC. is hereby terminated, / / / / / / Case Number: A - 20 - 825322 - B ELECTRONICALLY SERVED 4/7/2021 12:56 PM Electronically Filed 04/07/2021 12:56 PM

- 2 - 1 2 3 4 5 6 7 8 9 10 11 12 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 IT IS FURTHER ORDERED that Custodian SMALL CAP COMPLIANCE, LLC is hereby discharged as Custodian of the Nevada Corporation known as NHALE INC. IT IS SO ORDERED. DISTRICT COURT JUDGE Respectfully Submitted by: CHASEY LAW OFFICES /s/ Peter Chasey 13 Peter L. Chasey, Esq. Nevada Bar No. 007650 3295 N. Fort Apache Rd., Ste. 110 Las Vegas, NV 89129 (702) 233 - 0393 Attorney for Custodian SMALL CAP COMPLIANCE, LLC April 7, 2021 NB

1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 CSERV DISTRICT COURT CLARK COUNTY, NEVADA CASE NO: A - 20 - 825322 - B Small Cap Compliance, LLC, Plaintiff(s) vs. Nhale Inc., Defendant(s) DEPT. NO. Department 27 AUTOMATED CERTIFICATE OF SERVICE This automated certificate of service was generated by the Eighth Judicial District Court. The foregoing Order was served via the court’s electronic eFile system to all recipients registered for e - Service on the above entitled case as listed below: Service Date: 4/7/2021 Peter Chasey peter@chaseylaw.com